UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2024

SOUTHWEST AIRLINES CO.

(Exact name of registrant as specified in its charter)

Texas	1-7259	74-1563240
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P. O. Box 36611 Dallas, Texas	75235-1611
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 792-4000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($1.00 par value)	LUV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported by Southwest Airlines Co. (the “Company”) in a Current Report on Form 8-K filed with the Securities and Exchange Commission on October 24, 2024 (the “Initial Form 8-K”), the Company announced that Pierre Breber, David Cush, Sarah Feinberg, David Grissen, Gregg Saretsky and Patricia Watson (the “New Directors”) were each appointed to the Company’s Board of Directors (the “Board”), effective 11:59 p.m. Central Time on November 1, 2024.

This Current Report on Form 8-K/A is being filed as an amendment to the Initial Form 8-K to report that, effective 11:59 p.m. Central Time on November 1, 2024, the Board made certain committee appointments of its New Directors. As a result, the committees of the Board consist of the following directors:

1.	The Audit Committee of the Board consists of Douglas Brooks (Chair), Pierre Breber, Eduardo Conrado, David Grissen, Elaine Mendoza, and Gregg Saretsky.

2.	The Compensation Committee of the Board consists of Lisa Atherton (Chair), Pierre Breber, Douglas Brooks, Sarah Feinberg, David Grissen, and Christopher Reynolds.

3.	The Finance Committee of the Board consists of Gregg Saretsky (Chair), David Cush, Robert Fornaro, Rakesh Gangwal and Robert Jordan.

4.	The Nominating and Corporate Governance Committee of the Board consists of Christopher Reynolds (Chair), Lisa Atherton, Rakesh Gangwal, David Grissen, David Hess and Patricia Watson.

5.	The Safety and Operations Committee of the Board consists of David Hess (Chair), Eduardo Conrado, David Cush, Sarah Feinberg, Robert Fornaro, Elaine Mendoza and Patricia Watson.

In addition, the Board appointed Rakesh Gangwal as independent Chair of the Board, effective 11:59 p.m. Central Time on November 1, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST AIRLINES CO.

Date: November 7, 2024	By:	/s/ Jeff Novota
Jeff Novota
Vice President General Counsel &
Corporate Secretary

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